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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-83171) of NIC Inc. of our report dated June 9, 2003 relating to the financial statements of the 1999 National Information Consortium Employee Stock Purchase Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri
June 27, 2003

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CONSENT OF INDEPENDENT ACCOUNTANTS